UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Waters Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14010	13-3668640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34 Maple Street

Milford, Massachusetts 01757

(Address of Principal Executive Offices) (Zip Code)

(508) 478-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on July 13, 2025, Waters Corporation, a Delaware corporation (“Waters”), entered into (i) an Agreement and Plan of Merger (the “Merger Agreement”), by and among Waters, Becton, Dickinson and Company, a New Jersey corporation (“BD”), Augusta SpinCo Corporation, a Delaware corporation and wholly owned subsidiary of BD (“SpinCo”), and Beta Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Waters (“Merger Sub”), and (ii) a Separation Agreement, by and among Waters, BD and SpinCo (together with the Merger Agreement, the “Definitive Agreements”). The Definitive Agreements provide for a Reverse Morris Trust transaction, which includes the spin-off of BD’s Biosciences and Diagnostic Solutions business to SpinCo and the pro rata distribution of all of the issued and outstanding shares of common stock, $0.01 par value per share, of SpinCo (“SpinCo Common Stock”) to the shareholders of BD, the subsequent merger of Merger Sub with and into SpinCo, with SpinCo as the surviving entity, and the conversion of all SpinCo Common Stock into the right to receive shares of common stock, $0.01 par value per share, of Waters (“Waters Common Stock”), as calculated and subject to adjustment as set forth in the Merger Agreement. Upon consummation of the transactions described in the Definitive Agreements (the “Transactions”), SpinCo will become a wholly owned subsidiary of Waters.

In connection with the Transactions, Waters has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (File No. 333-292087) (as amended, the “Registration Statement”), which included a preliminary proxy statement/prospectus, on December 12, 2025. The Registration Statement was declared effective by the SEC on December 23, 2025, and a definitive proxy statement/prospectus was first mailed to shareholders of Waters on or about December 23, 2025 (the “Proxy Statement/Prospectus”).

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 27, 2026, Waters held a special meeting of its shareholders to consider and vote on certain proposals in connection with the Transactions (such meeting, the “Special Meeting”), each of which is set forth below and described in more detail in the Proxy Statement/Prospectus.

A total of approximately 54,072,110 shares of Waters Common Stock were present or represented by proxy at the Special Meeting, representing approximately 90.80% of all shares of Waters Common Stock entitled to vote at the Special Meeting. The final results of voting on each of the matters submitted to a vote of shareholders during the Special Meeting are as follows:

PROPOSAL 1: SHARE ISSUANCE PROPOSAL

At the Special Meeting, Waters’ shareholders voted upon a proposal to approve the issuance of shares of Waters Common Stock pursuant to the Merger Agreement (the “Share Issuance Proposal”).

For	Against	Abstain
53,910,265	136,468	25,377

Pursuant to the foregoing vote, the shareholders approved the Share Issuance Proposal.

PROPOSAL 2: ADJOURNMENT PROPOSAL

Because the Share Issuance Proposal was approved by at least a majority of the votes cast by the shareholders of Waters Common Stock represented in person or by proxy at the Special Meeting, at which a quorum was present, the proposal to approve the adjournment of the Special Meeting, if necessary, (a) to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, (b) if there are insufficient shares of Waters Common Stock represented (either in person via the Internet or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or (c) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Waters has determined, based on the advice of outside legal counsel, are reasonably likely to be required under applicable law and for such supplemental or amended disclosures to be disseminated and reviewed by Waters shareholders prior to the Special Meeting, was rendered moot and was not called for a vote at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

On January 27, 2026, Waters issued a press release announcing the results of the shareholder vote at the Special Meeting, a copy of which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Following the approval of the Share Issuance Proposal, the Transactions are expected to close on February 9, 2026, subject to satisfaction or waiver of remaining customary closing conditions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated as of January 27, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Additional Information and Where to Find It

This Current Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

In connection with the proposed transaction between Waters, SpinCo and BD, the parties have filed relevant materials with the SEC, including, among other filings, the Registration Statement that includes a preliminary proxy statement/prospectus of Waters, and a registration statement on Form 10 filed by SpinCo (the “Form 10”) that incorporates by reference certain portions of the Registration Statement and serves as an information statement in connection with the spin-off of SpinCo from BD. The Registration Statement was declared effective by the SEC on December 23, 2025, and Waters filed the Proxy Statement/Prospectus with the SEC on December 23, 2025. The Proxy Statement/Prospectus was mailed, on or about December 23, 2025, to Waters shareholders of record as of December 19, 2025. The Form 10 was declared effective on December 31, 2025. INVESTORS AND SECURITY HOLDERS OF WATERS AND BD ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents filed with the SEC by Waters, SpinCo or BD through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Waters will be available free of charge on Waters’ website at waters.com under the tab “About Waters” and under the heading “Investor Relations” and subheading

“Financials—SEC Filings.” Copies of the documents filed with the SEC by BD and SpinCo will be available free of charge on BD’s website at bd.com under the tab “About BD” and under the heading “Investors” and subheading “SEC Filings.”

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the proposed transaction among Waters, BD and SpinCo. These forward-looking statements generally are identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, and any assumptions underlying any of the foregoing, are forward looking statements.

These forward-looking statements are based on Waters’ and BD’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Waters’ and BD’s control. None of Waters, BD, SpinCo or any of their respective directors, executive officers, or advisors make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Waters or BD. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, these developments could have a material adverse effect on Waters’ and BD’s businesses and the ability to successfully complete the proposed transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by Waters, BD and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Waters and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other litigation, settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies around tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of BD; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the proposed transaction, or other effects of the pendency of the proposed transaction on the relationship of any of the parties to the transaction with their employees, customers, suppliers, or other counterparties; and (17) other risk factors detailed from time to time in Waters’ and BD’s reports filed with the SEC, including Waters’ and BD’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that will be filed with the SEC in connection with the proposed transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this Current Report. None of Waters, BD or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Date: January 27, 2026	By:	/s/ Keeley A. Aleman
	Name:	Keeley A. Aleman
	Title:	Senior Vice President, General Counsel and Secretary